Exhibit 10.12

EXHIBIT A

[FORM OF FACE OF NOTE]

[INCLUDE FOLLOWING LEGEND IF A RESTRICTED SECURITY]

[THE SALE OF THIS NOTE HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, PRIOR TO THE RESALE RESTRICTION TERMINATION DATE (AS DEFINED BELOW), THIS NOTE MAY NOT BE OFFERED, PLEDGED, RESOLD OR OTHERWISE TRANSFERRED, EXCEPT:

(A) TO APEX CLEARING HOLDINGS LLC (THE “COMPANY”) OR ANY SUBSIDIARY THEREOF;

(B) PURSUANT TO, AND IN ACCORDANCE WITH, A REGISTRATION STATEMENT THAT IS EFFECTIVE UNDER THE SECURITIES ACT AT THE TIME OF SUCH TRANSFER;

(C) TO A PERSON THAT YOU REASONABLY BELIEVE TO BE (1) A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT OR (2) AN ACCREDITED INSTITUTIONAL INVESTOR, WITHIN THE MEANING OF CLAUSES (1), (2), (3), (7), (8), (9) AND (12) OF RULE 501(A) OF REGULATION D UNDER THE SECURITIES ACT; OR

(D) UNDER ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (INCLUDING, IF AVAILABLE, THE EXEMPTION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT),

IN EACH CASE, SUBJECT TO COMPLIANCE WITH ANY APPLICABLE STATE SECURITIES LAWS.

THE “RESALE RESTRICTION TERMINATION DATE” MEANS THE LATER OF (1) THE DATE THAT IS ONE YEAR AFTER THE LAST DATE OF ORIGINAL ISSUANCE OF THE NOTES, (2) THE EXPIRATION OF ANY APPLICABLE HOLDING PERIOD WITH RESPECT TO THE NOTES PURSUANT TO RULE 144 OR ANY SUCCESSOR PROVISION THERETO, AND (3) THE DATE ON WHICH THE NOTES CONSTITUTE “COVERED SECURITIES” UNDER CLAUSE (1), (2) OR (3) OF THE DEFINITION OF “COVERED SECURITIES” UNDER SECTION 18 OF THE SECURITIES ACT.

WITH RESPECT TO ANY TRANSFER PURSUANT TO THE FOREGOING CLAUSE (C)(2) AND CLAUSE (D), THE COMPANY AND THE NOTE REGISTRAR SHALL BE ENTITLED TO REQUIRE THE DELIVERY OF SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS THEY MAY REASONABLY REQUIRE AND ON FORMS REASONABLY APPROVED BY THE COMPANY, INCLUDING A

CUSTOMARY RELEASE FROM THE TRANSFEROR AND A NON-DISCLOSURE AGREEMENT, AND MAY RELY UPON FOR THE COMPANY TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS.]

THE SHARES OF COMMON STOCK ISSUABLE UPON CONVERSION OF THIS NOTE HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND ACCORDINGLY, SUCH SHARES MAY BE “RESTRICTED SECURITIES” THAT MAY NOT BE OFFERED, PLEDGED, RESOLD OR OTHERWISE TRANSFERRED EXCEPT TO THE ISSUER OF SUCH SECURITIES (OR ANY SUBSIDIARY THEREOF), PURSUANT TO, AND IN ACCORDANCE WITH, A REGISTRATION STATEMENT THAT IS EFFECTIVE UNDER THE SECURITIES ACT AT THE TIME OF SUCH TRANSFER, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

Apex Clearing Holdings LLC

Convertible Senior Note due 2023

[PIK]

No. [_____]	$[_________]

Apex Clearing Holdings LLC, a limited liability company duly formed and validly existing under the laws of the State of Delaware (the “Company,” which term includes any successor corporation or other entity under the Agreement referred to on the reverse hereof), for value received, hereby promises to pay to [_______], or registered assigns, on the Maturity Date, the principal sum of $[_______] and interest thereon as set forth below.

This Note shall bear interest at the rate (the “Interest Rate”) of 5.00% per year from February 19, 2021, or from the most recent date to which interest had been paid or provided for to, but excluding, the next scheduled Interest Payment Date until the Maturity Date.

Interest is payable semi-annually in arrears on each February 1 and August 1, commencing on August 1, 2021, to Holders of record at the close of business on the preceding January 15 and July 15 (whether or not such record date is a Business Day), respectively. Accrued interest on the Notes shall be computed on the basis of a 360-day year composed of twelve 30-day months or, in the case of a partial month, the actual number of days elapsed over a 30-day month, and shall be compounded semi-annually.

Notwithstanding anything to the contrary herein, the payment of accrued interest shall be made solely in cash (A) in connection with any redemption of Notes as described under Section 13.01 or Section 13.02 of the Agreement, (1) with respect to all Notes, if the related Change of Control Redemption Date is after a Regular Record Date and on or prior to the Scheduled Trading Day immediately following the date on which the corresponding interest payment is made or (2) solely with respect to the Notes to be redeemed, if the Change of Control Redemption Date is on any other date, (B) in connection with any repurchase of Notes as described under Section 15.02 or Section 15.03 of the Agreement, (1) with respect to all Notes, if the related Fundamental Change Repurchase Date or Change of Control Repurchase Date, as applicable, is after a Regular Record Date and on or prior to the Scheduled Trading Day immediately following the date on which the corresponding interest payment is made or (2) solely with respect to the Notes to be repurchased, if the related Fundamental Change Repurchase Date or Change of Control Repurchase Date, as applicable, is on any other date, (C) with respect to all Notes, if any Notes are surrendered for conversion after the close of business on a Regular Record Date for the payment of interest and on or prior to the related Interest Payment Date, and (D) on the final Interest Payment Date.

Any PIK Notes issued in certificated form will be dated as of the applicable Interest Payment Date and will bear interest from and after such date. All PIK Notes issued pursuant to a PIK Payment will be governed by, and subject to the terms, provisions and conditions of, the Agreement and shall have the same rights and benefits as the Notes issued on the Issue Date.

Any Defaulted Amounts shall accrue interest per annum at the rate borne by the Notes, subject to the enforceability thereof under applicable law, from, and including, the relevant payment date to, but excluding, the date on which such Defaulted Amounts shall have been paid by the Company, at its election, in accordance with Section 2.03(e) of the Agreement.

The Company shall pay the principal of and interest (other than PIK Interest or Partial PIK Interest) on this Note in immediately available funds to a Holder’s account within the United States as specified in writing by such Holder to the Company. As provided in and subject to the provisions of the Agreement, the Company shall pay the principal of any Notes at the office or agency designated by the Company for that purpose. The Company has initially designated itself as its Paying Agent and Note Registrar in respect of the Notes and its agency in the continental United States of America as a place where Notes may be presented for payment or for registration of transfer and exchange.

At all times, PIK Interest and Partial PIK Interest on the Notes will be payable by issuing PIK Notes in certificated form in an aggregate principal amount equal to the amount of PIK Interest or Partial PIK Interest, as applicable, for the applicable Interest Period (rounded to the nearest whole dollar, with amounts of $0.50 or more being rounded up) to the Holders on the relevant Regular Record Date, as shown in the register of the Note Registrar.

Reference is made to the further provisions of this Note set forth on the reverse hereof, including, without limitation, provisions giving the Holder of this Note the right to convert this Note into shares of Common Stock on the terms and subject to the limitations set forth in the Agreement. Such further provisions shall for all purposes have the same effect as though fully set forth at this place.

This Note, and any claim, controversy or dispute arising under or related to this Note, shall be construed in accordance with and governed by the laws of the State of New York.

In the case of any conflict between this Note and the Agreement, the provisions of the Agreement shall control and govern.

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IN WITNESS WHEREOF, the Company has caused this Note to be duly executed.

APEX CLEARING HOLDINGS LLC

By:
Name:
Title:

[FORM OF REVERSE OF NOTE]

Apex Clearing Holdings LLC

Convertible Senior Note due 2023

This Note is one of a duly authorized issue of Notes of the Company, designated as its “Convertible Senior Notes due 2023” (the “Notes”), issued or to be issued under and pursuant to a Note Issuance Agreement dated as of February 19, 2021 (the “Agreement”), between the Company and Magnetar Financial LLC, as representative of the Holders (in such capacity, the “Representative”), to which Agreement and all agreements supplemental thereto reference is hereby made for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Representative, the Company and the Holders of the Notes. Additional Notes may be issued subject to certain conditions specified in the Agreement. Capitalized terms used in this Note and not defined in this Note shall have the respective meanings set forth in the Agreement.

In case certain Events of Default shall have occurred and be continuing, the principal of, and interest on, all Notes may be declared, by either the Representative or Holders of at least 25% in aggregate principal amount of Notes then outstanding determined in accordance with Section 8.01 and Section 8.02 of the Agreement, and upon said declaration shall become, due and payable, in the manner, with the effect and subject to the conditions and certain exceptions set forth in the Agreement.

Subject to the terms and conditions of the Agreement, the Company will make all payments and deliveries in respect of the Change of Control Redemption Price on the Change of Control Redemption Date, Fundamental Change Repurchase Price or Change of Control Repurchase Price on the Fundamental Change Repurchase Date or the Change of Control Repurchase Date, as applicable, and the principal amount on the Maturity Date, as the case may be, to the Holder who surrenders a Note to a Paying Agent to collect such payments in respect of the Note. The Company will pay cash amounts in money of the United States that at the time of payment is legal tender for payment of public and private debts.

The Agreement contains provisions permitting the Company, in certain circumstances, without the consent of the Holders of the Notes (but with prior notice to and consultation with the Representative), and in certain other circumstances, with the consent of the Holders of not less than 25% in principal amount of the Notes at the time outstanding determined in accordance with Section 8.01 and Section 8.02 of the Agreement or not less than the Minimum Principal Amount of the Notes at the time outstanding, evidenced as in the Agreement provided, to execute a supplemental agreement modifying the terms of the Agreement and the Notes as described therein. It is also provided in the Agreement that, subject to certain exceptions, the Holders of at least 25% in principal amount of the Notes at the time outstanding determined in accordance with Section 8.01 and Section 8.02 of the Agreement may on behalf of the Holders of all of the Notes waive any past Default or Event of Default under the Agreement and its consequences.

No reference herein to the Agreement and no provision of this Note or of the Agreement shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay or deliver, as the case may be, the principal of, accrued and unpaid interest on, and the consideration due upon conversion of, this Note at the place, at the respective times, at the rate and in the lawful money or shares of Common Stock, as the case may be, herein prescribed.

The Notes are issuable in registered form without coupons in denominations of $1,000 principal amount and integral multiples in excess thereof; provided that after a PIK Payment, the Notes shall be in minimum denominations of $1.00 and any integral multiple of $1.00 in excess thereof. At the office or agency of the Company referred to on the face hereof, and in the manner and subject to the limitations provided in the Agreement, Notes may be exchanged for a like aggregate principal amount of Notes of other authorized denominations, without payment of any service charge but, if required by the Company, with payment of a sum sufficient to cover any documentary, stamp or similar issue or transfer tax or similar governmental charge that may be imposed in connection therewith as a result of the name of the Holder of the new Notes issued upon such exchange of Notes being different from the name of the Holder of the old Notes surrendered for such exchange.

The Notes are not subject to any sinking fund.

On or after a Qualified Public Company Event, and upon the occurrence of a Fundamental Change, the Holder has the right, at such Holder’s option and subject to the provisions of the Agreement, to require the Company to repurchase for cash all of such Holder’s Notes or any portion thereof (in principal amounts of $1,000 (or, if a PIK Payment has been made, in principal amounts of $1.00) or integral multiples in excess thereof) on the Fundamental Change Repurchase Date at a price equal to the Fundamental Change Repurchase Price.

If a Change of Control (other than the SPAC Transaction) occurs, the Holder has the right, at such Holder’s option and subject to the provisions of the Agreement, to require the Company to repurchase for cash all of such Holder’s Notes or any portion thereof (in principal amounts of $1,000 (or, if a PIK Payment has been made, in principal amounts of $1.00) or integral multiples thereof) on the Change of Control Repurchase Date at a price equal to the Change of Control Repurchase Price or on the Change of Control Redemption Date at a price equal to the Change of Control Redemption Price, as applicable.

The Notes are convertible into Common Stock in accordance with the terms of the Agreement.

The payment of the principal of, premium, if any, and interest, if any, on the Notes, is unconditionally guaranteed, jointly and severally, by the Guarantors, if any, to the extent set forth in and subject to the provisions of the Agreement.

ABBREVIATIONS

The following abbreviations, when used in the inscription of the face of this Note, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM = as tenants in common

UNIF GIFT MIN ACT = Uniform Gifts to Minors Act

CUST = Custodian

TEN ENT = as tenants by the entireties

JT TEN = joint tenants with right of survivorship and not as tenants in common

Additional abbreviations may also be used though not in the above list.